 Exhibit 10.60

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [*], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIRD AMENDMENT TO LEASE AGREEMENT

THIS THIRD AMENDMENT TO LEASE AGREEMENT (this “Amendment”) dated January 24, 2011, effective as of December 3, 2010, by and between CHASSIS (DE) LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”), with an address c/o W. P. Carey & Co. LLC, 50 Rockefeller Plaza, 2nd Floor, New York, New York 10020, and TOWER AUTOMOTIVE OPERATIONS USA I, LLC, a Delaware limited liability company and TOWER AUTOMOTIVE OPERATIONS USA II, LLC, a Delaware limited liability company (successors in interest to Tower Automotive Products Company, Inc. and Tower Automotive Tool, LLC) (collectively, “Tenant”), with its principal address at 17672 N. Laurel Park Drive, Suite 400E, Livonia, MI 48152.

WITNESSETH:

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement, dated as of April 10, 2002, (the “Original Lease”) pursuant to which Landlord leased to Tenant and Tenant leased from Landlord the Granite City Premises, the Kendallville Premises, the Clinton Premises and the Upper Sandusky Premises, as more specifically described in the Original Lease, which Original Lease was amended by that certain First Amendment to Lease Agreement, dated as of October 9, 2002 (the “First Amendment”), and that certain Second Amendment to Lease Agreement, dated as of July 31, 2007 (the “Second Amendment”, collectively with the Original Lease and the First Amendment, the “Lease”);

WHEREAS, Totall Metal Recycling, Inc., an Illinois corporation (“Purchaser”) purchased the Granite City Premises from Landlord pursuant to that certain Agreement of Purchase and Sale, dated as of July 28, 2010, as amended by that certain First Amendment to Agreement of Purchase and Sale, dated as of October 21, 2010 (collectively, the “Purchase Agreement”), by and between Landlord, as seller, Purchaser, as buyer and Tenant;

NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, Landlord and Tenant hereby agree as follows:

1.	Change of Premises. Exhibit “A-1” of the Lease is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

“Intentionally deleted.”

2.	Percentage Allocation. Exhibit “F” of the Lease (“Premise Percentage Allocation of Basic Rent”) shall be replaced with Exhibit “F” attached hereto.

3.	Basic Rent. Pursuant to Paragraph 1(a)(iii)(A) of Exhibit “D” of the Lease (as set forth in the Second Amendment), commencing as of the date of this Amendment which date is the First Purchase Option Closing Date, Basic Rent per annum shall be [*], subject to the adjustments set forth in Exhibit “D” of the Lease.

4.	Security Deposit. Within ten (10) business days from the date of this Agreement, Tenant shall deliver to Landlord a Letter of Credit or Cash Security Deposit in the amount of [*] which Landlord shall hold in accordance with the terms of the Lease. Within five (5) business days after the later to occur of (i) and (ii) above, Landlord shall use commercially reasonable efforts to cause the Letter of Credit in the amount of [*] currently being held by Lender to be returned to Tenant. For the avoidance of doubt and pursuant to Paragraph 5 of the Second Amendment, on the first anniversary of the First Purchase Option Closing Date, Landlord may draw on the full amount of the Letter of Credit or withdraw the full Cash Security Deposit being held which amount Landlord may use towards the reimbursement of defeasance Costs incurred in connection with the release of the Granite City Premises.

5.	Purchase. The parties hereto agree that, notwithstanding any other provision of the Lease, the sale of the Granite City Premises to Purchaser in accordance with the Purchase Agreement is affirmed, and the Granite City Premises shall no longer be subject to the Lease provided that Tenant shall continue to be liable for any Surviving Obligations with respect to the Granite City Premises. For purposes of clarity, and without limiting the foregoing, the parties agree that all costs and expenses associated with and incident to the sale of the Granite City Premises, including in connection with the negotiation, execution and delivery of this Amendment, shall be subject to the provisions of Section 6(c) of the Purchase Agreement.

6.	Modification. Except as expressly set forth herein, nothing herein is intended to or shall be deemed to modify or amend any of the other terms or provisions of the Lease.

7.	Counterparts. This Amendment may be executed in any number of counterparts and by the different parties thereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all counterparts shall constitute but one and the same instrument.

8.	Entire Agreement. This Amendment and the Lease together contain the entire understanding between the parties hereto and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof or thereof. Any promises, representations, warranties or guarantees not herein or therein contained and hereinafter made shall have no force and effect unless in writing, and executed by the party or parties making such representations, warranties or guarantees. Neither this Amendment nor the Lease nor any portion or provisions hereof or thereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

9.	Binding Agreement. This Amendment shall not be binding upon Landlord and Tenant until executed and delivered by both Landlord and Tenant and Lender has executed the Lender’s Consent attached hereto.

10.	Enforceability. If any provision of this Amendment or its application to any person or circumstances is invalid or unenforceable to any extent, the remainder of this Amendment, or the applicability of such provision to other persons or circumstances, shall be valid and enforceable to the fullest extent permitted by law and shall be deemed to be separate from such invalid or unenforceable provisions and shall continue in full force and effect.

11.	Definitions. All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Lease.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Agreement to be duly executed as of the day and year first above written.

LANDLORD:

CHASSIS (DE) LIMITED PARTNERSHIP, a Delaware limited partnership

By: TOWER (DE) QRS 14-89, INC., its general partner

By:	/s/ Donna M. Neiley
Name: Donna M. Neiley
Title: Senior Vice President

TENANT:

Tower Automotive Operations USA I, LLC, a Delaware limited liability company

By:	/s/ James C. Gouin
Name:	James C. Gouin
Title:	Vice President & CFO

Tower Automotive Operations USA II, LLC, a Delaware limited liability company

By:	/s/ James C. Gouin
Name:	James C. Gouin
Title:	Vice President & CFO

GUARANTOR’S CONSENT

TOWER AUTOMOTIVE HOLDINGS I, LLC, a Delaware limited liability company (“Guarantor”), the Guarantor of TOWER AUTOMOTIVE OPERATIONS USA I, LLC’s, a Delaware limited liability company and TOWER AUTOMOTIVE OPERATIONS USA II, LLC’s, a Delaware limited liability company (singly and collectively “Tenant”) obligations under that certain Lease Agreement by and between Tenant, as tenant, and CHASSIS (DE) LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”), as landlord, dated as of April 10, 2002, as amended by that certain First Amendment to Lease Agreement, dated as of October 9, 2002, and as amended by that certain Second Amendment to Lease Agreement, dated as of July 31, 2007, pursuant to that certain Guaranty and Suretyship Agreement, dated as of the July 31, 2007, made by the Guarantor in favor of Landlord, does hereby consent to the terms and conditions of the Third Amendment to Lease Agreement, dated as of January 24, 2011, by and between Landlord and Tenant.

Consent given and effective as of this 24 day of January, 2011.

TOWER AUTOMOTIVE HOLDINGS I, LLC, a Delaware limited liability company

By: TOWER INTERNATIONAL INC., its sole member

By:	/s/ James C. Gouin
Name:	James C. Gouin
Title:	Executive Vice President & CFO

LENDER’S CONSENT

The undersigned, the servicer of that certain loan made on April 10, 2002 in the original principal amount of $19,878,130 made by Morgan Stanley Bank to Chassis (DE) Limited Partnership, hereby consents to the execution and delivery of this Third Amendment to Lease Agreement.

Consent given and effective as of this 24th day of January, 2011.

BANK OF AMERICA, NATIONAL ASSOCIATION, successor-by-merger to LaSalle Bank National Association, as Trustee for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-TOP10

By: Wells Fargo Bank, National Association, as Master Servicer pursuant to the Pooling and Servicing Agreement

By:	/s/ Eric H. Johnson
Name: Eric H. Johnson
Title: Assistant Vice President

EXHIBIT F

PREMISES PERCENTAGE ALLOCATION OF BASIC RENT

AND

ADDITIONAL BASIC RENT

Kendallville, IN	22.26%
Clinton, MI	68.61%
Upper Sandusky, OH	9.13%
TOTAL:	100.00%

If any Related Premises ceases to be subject to this Lease, the percentage shown on this Exhibit F for each of the Related Premises which remains subject to this Lease shall be adjusted proportionately so that the total of such percentages shall be 100%.

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